SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 17, 2004

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	0-24118 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

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ITEM 7.01   OTHER EVENTS

      The Registrant's press release dated November 17, 2004, announcing that it will participate as a presenter in the America's Community Bankers ("ACB") Community Bank Investor Conference in New York City is attached hereto as Exhibit 99.1(a), and is incorporated herein by reference. Additional information supplied includes Exhibit 99.1(b), CFFN ACB Conference - 8K Disclosure, originally included as Selected Financial Results and Ratios in our earnings release dated November 15, 2004 and Exhibit 99.1(c), CFFN ACB Investor Conference slide presentation.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1(a) - Press Release dated November 17, 2004.

Exhibit 99.1(b) - CFFN ACB Conference - 8K Disclosure

Exhibit 99.1(c) - CFFN ACB Investor Conference Slide Presentation.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: November 17, 2004	By:	/s/ John B. Dicus John B. Dicus, President and Chief Executive Officer
Date: November 17, 2004	By:	/s/ Neil F. M. McKay Neil F. M. McKay, Executive Vice President and Chief Financial Officer

End.